                                                                    Exhibit 99.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the accompanying Annual Report on Form 10-K of iVillage Inc. for the period ended December 31, 2002, the undersigned, Scott Levine, Chief Financial Officer of iVillage Inc., hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (3) such Annual Report on Form 10-K for the period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (4) the information contained in such Annual Report on Form 10-K for the period ended December 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of iVillage Inc.


March 31, 2003                          /s/ Scott Levine
----------------------                  ------------------------------
Date                                    Scott Levine
                                        Chief Financial Officer